Exhibit 1.1

                            4,000,000 PREFERRED SECURITIES

                           MCN MICHIGAN LIMITED PARTNERSHIP
                           (A MICHIGAN LIMITED PARTNERSHIP)

                   9 3/8% CUMULATIVE PREFERRED SECURITIES, SERIES A
                 (LIQUIDATION PREFERENCE $25 PER PREFERRED SECURITY)
                                    GUARANTEED BY
                                   MCN CORPORATION
                               (A MICHIGAN CORPORATION)

                                  PURCHASE AGREEMENT


                                                           October 26, 1994


          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
          SMITH BARNEY INC.
          ROBERT W. BAIRD & CO. INCORPORATED
          DEAN WITTER REYNOLDS INC.
          DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION A.G. EDWARDS & SONS, INC.
            as the Representatives of the several Underwriters c/o Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated Merrill Lynch World Headquarters
          World Financial Center
          North Tower
          New York, New York  10281-1209

          Dear Sirs:

                    MCN Michigan Limited Partnership, a limited partnership formed under the laws of the State of Michigan (the "Company"), and MCN Corporation, a Michigan corporation, as guarantor and provider of certain backup undertakings (the "Guarantor" or "MCN") confirm their agreement with each of the Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Smith Barney Inc., Robert W. Baird & Co. Incorporated, Dean Witter Reynolds Inc., Donaldson, Lufkin & Jenrette Securities Corporation and A.G. Edwards & Sons, Inc. are acting as the representatives (in such capacity, such firms shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 4,000,000 shares of 9 3/8% Cumulative Preferred Securities, Series A (liquidation preference $25 per Preferred Security) (the "Preferred Securities") of the Company guaranteed to the extent set forth in the Registration Statement referred to below (the "Guarantee") by the Guarantor as to the payment of dividends and as to payments on liquidation or redemption and entitled to the benefits of certain backup undertakings described in the Prospectus (as defined herein) (the "Undertakings") provided by the Guarantor (the Undertakings together with the Guarantee being referred to collectively as the "Backup Undertakings") (the Preferred Securities and the related Backup Undertakings being referred to collectively as the "Securities").

                    Prior to the purchase and public offering of the Preferred Securities by the Underwriters, the Company, the Guarantor and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Guarantor, on the one hand, and the Representatives, on the other, and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Preferred Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

                    The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-55665) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if appli-cable) and the prospectus constituting a part thereof (including in each case all documents, if any, incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include without limitation the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

                    The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered and the Indenture (as defined herein) has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The proceeds from the sale of the Securities will be used by the Company to purchase Series A Subordinated Deferrable Interest Debt Securities (the "Debt Securities") issued by the Guarantor pursuant to the Subordinated Debt Securities Indenture (the "Indenture") dated as of September 1, 1994 between the Guarantor and NBD Bank, N.A., as Trustee (the "Trustee").

               SECTION 1. Representations and Warranties. (a) Each of the Company and the Guarantor jointly and severally represents and warrants to, and agrees with, each of the Underwriters as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                              (i) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Company and the Guarantor.

                             (ii)  At the time the Registration Statement
               becomes effective and at the Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations"), and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement becomes effective (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Time referred to in Section 2 hereof, will comply in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus.

                            (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, at the time they were or hereafter are filed or last amended, as the case may be, with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations or the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations"), as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement or the Prospectus will, if and when such documents are filed with the Commission, or when amended, as the case may be, comply in all material respects to the requirements of the 1933 Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

                             (iv)  The accountants who certified the
               financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                              (v)  The financial statements included or
               incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Guarantor and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

                             (vi)  Since the respective dates as of which
               information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or the Guarantor or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company or the Guarantor and its subsidiaries considered as one enterprise, (C) there has not been any change in the partners' interests or long-term debt of the Company and (D) except for regular quarterly dividends on common stock of the Guarantor in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Guarantor on any class of its capital stock.

                            (vii) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Michigan, with partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the Company and the Guarantor has been duly qualified as a foreign limited partnership and foreign corporation, respectively, to transact business and is in good standing under the laws of each jurisdiction in which such qualification is required, whether by reason of the owner-ship or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise.

                           (viii)  Each subsidiary of the Guarantor has
               been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Guarantor, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity with the exception of Saginaw Bay Pipeline Company whose stock is pledged under a certain project financing agreement.

                             (ix)  The Guarantor had, as of the date
               indicated in the Prospectus, an authorized capitalization as set forth in the Prospectus; since such date there has been no change in the consolidated capitalization of the Guarantor and its subsidiaries (other than changes in outstanding common stock resulting from employee benefit plan or dividend reinvestment plan transactions or the exercise of convertible securities and purchases pursuant to the Guarantor's stock purchase program or changes in long term debt resulting from the issuance on September 26, 1994, of $80,000,000 aggregate principal amount of first mortgage bonds by Michigan Consolidated Gas Company); all of the issued limited partner interests in the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; and all of the issued shares of capital stock of the Guarantor have been duly authorized and validly issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus.

                              (x)  The Preferred Securities have been duly
               authorized by the Company, and when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and, assuming that the limited partners of the Company do not participate in the control of the business of the Company, non-assessable and will conform to the descriptions thereof contained in the Prospectus.

                             (xi)  The Guarantee and the Amended and
               Restated Agreement of Limited Partnership, dated as of October 26, 1994 (the "Partnership Agreement"), among the Guarantor, as general partner, the Class A Limited Partner (as defined in the Partnership Agreement) and the holders from time to time of the Preferred Securities, as limited partners (the Guarantee and the Partnership Agreement being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor will constitute legal, valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms; the Guarantor Agreements conform to the descriptions thereof in the Prospectus; and the Guarantor Agreements are the only instruments comprising the Backup Undertakings relating to the Preferred Securities.

                            (xii)  All of the issued general and limited
               partner interests in the Company (other than the Preferred Securities) are owned by the Guarantor and the Class A Limited Partner (as defined in the Partnership Agreement), respectively, and have been duly authorized and validly issued, free and clear of all liens, encumbrances, equities or claims; and the Company is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

                           (xiii) The Indenture has been duly authorized and qualified under the 1939 Act and, at the Closing Time, will have been duly executed and delivered and will constitute a legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms.

                            (xiv) The Debt Securities will be in the form contemplated by the Indenture and have been duly authorized, and, when duly executed and authenticated in the manner provided for in the Indenture, and issued and delivered against payment of the purchase price therefor will constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms and will be entitled to the benefits of the Indenture.

                             (xv)  The Indenture conforms and the Debt
               Securities when duly executed, authenticated, issued and delivered, will conform to the respective statements relating thereto contained in the Prospectus; the Indenture and the Debt Securities will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

                            (xvi)  Neither the Guarantor nor any of its
               subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument to which the Guarantor or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject.

                           (xvii) The Company is not in violation of its Certificate of Limited Partnership or the Partnership Agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject.

                          (xviii)  The issue and sale of the Preferred
               Securities by the Company; the execution, delivery and performance by the Company and the Guarantor of this Agreement and the Pricing Agreement; the execution, delivery and performance by the Company of the Partnership Agreement; the execution, delivery and performance by the Guarantor of the Guarantor Agreements; the execution, delivery and performance by the Guarantor of the Indenture and the issuance and delivery by the Guarantor of the Debt Securities; the performance by the Guarantor of the other Backup Undertakings; the consummation of the transactions herein and therein contemplated; and the compliance by the Company and the Guarantor with their obligations hereunder and thereunder have been duly authorized by all necessary actions of the Company and the Guarantor and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Guarantor or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Guarantor, the charter or by-laws of any of its subsidiaries, the Certificate of Limited Partnership of the Company or the Partnership Agreement, or any applicable law, administrative regulation or administrative or court decree.

                            (xix) No labor dispute with the employees of the Company or the Guarantor or any of its subsidiaries exists or, to the knowledge of the Company or the Guarantor, is imminent; and neither the Company nor the Guarantor is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise.

                             (xx)  There is no action, suit or proceeding
               before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Guarantor, threatened, against or affecting the Company or the Guarantor or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or of the Guarantor and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or the Guarantor or any subsidiary of the Guarantor is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business of the Company or the Guarantor or any of its subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or the Guarantor or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement, or to any documents incorporated by reference therein, by the 1933 Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, which have not been so filed.

                            (xxi)  The Company and the Guarantor and its
               subsidiaries have good and marketable title to all material real and personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Guarantor and its subsidiaries; and any material real property and buildings held under lease by the Company and the Guarantor and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Guarantor and its subsidiaries; the pipeline, distribution main and underground gas storage easements enjoyed by the Guarantor are valid, subsisting and enforceable easements with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company and the Guarantor and its subsidiaries; the Company and the Guarantor and its subsidiaries possess all licenses, franchises, indeterminate permits, certificates, other permits, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the material properties owned or leased by each of them and for the operation of the business now operated by each of them with such exceptions which, singly or in the aggregate, are not material and do not materially interfere with the conduct of the business of the Company and the Guarantor and its subsidiaries considered as one enterprise; all such licenses, franchises, indeterminate permits, certificates, other permits, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions that would interfere with the conduct of the business of the Company and the Guarantor and its subsidiaries considered as one enterprise and, except as otherwise set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof.

                           (xxii)  No authorization, approval, consent,
               order, registration or qualification of or with any court or governmental authority or agency is required in connection with the issue and sale of the Securities hereunder, the issuance of the Guarantee, the issuance of the Debt Securities or the consummation by the Company and the Guarantor of any other transactions contemplated hereby, except such as may be required under the 1933 Act and the 1933 Act Regulations, the 1939 Act or state securities or Blue Sky laws.

                          (xxiii)  This Agreement has been, and, at the
               Representation Date, the Pricing Agreement will have been, duly executed and delivered by the Company and the Guarantor and constitute the legal, valid and binding obligations of the Company and the Guarantor enforceable in accordance with their respective terms.

                           (xxiv) There are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the 1933 Act with respect to any partnership interests in the Company or any preferred stock or guarantees thereof of the Guarantor owned or to be owned by such person or to require the Company or the Guarantor to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or the Guarantor under the 1933 Act.

                            (xxv)  None of the Company, the Guarantor or
               any of its subsidiaries is an "investment company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act").

                           (xxvi) The Guarantor is presently exempt from the provisions of the Public Utility Holding Company Act of 1935 (except Section 9 thereof) which would otherwise require it to register thereunder.

                          (xxvii)  The Company and the Guarantor are in
               compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

                    (b) Any certificate signed by any officer of the Company or the Guarantor and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Guarantor, as the case may be, to each Underwriter as to the matters covered thereby.

               SECTION 2.  Sale and Delivery to Underwriters; Closing.
          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per Preferred Security set forth in the Pricing Agreement, the number of Preferred Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase Debt Securities of the Guarantor, the Guarantor hereby agrees to pay at Closing Time (as defined below) to the Representatives, for the accounts of the several Underwriters, an amount per Preferred Security determined by agreement between the Representatives and the Guarantor for the Preferred Securities to be delivered by the Company hereunder at Closing Time.

                         (1) If the Company and the Guarantor have elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per Preferred Security to be paid by the several Underwriters for the Preferred Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                         (2) If the Company and the Guarantor have elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price per Preferred Security to be paid by the several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price, less an amount per Preferred Security to be determined by agreement between the Representatives and the Guarantor. The initial public offering price per Preferred Security shall be a fixed price to be determined by agreement between the Representatives and the Guarantor. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Guarantor and the Representatives.

                    (b) Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the office of LeBoeuf, Lamb, Greene & MacRae, L.L.P., New York, New York, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M., New York time, on the fifth business day (unless postponed in accordance with the provisions of Section 10) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the fifth business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks, or by wire transfer of New York Clearing House or other similar next day funds to an account designated in writing by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least five business days before Closing Time. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. The Representatives, individually and not as the representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose check or funds have not been received by Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Preferred Securities will be made available for examination and packaging by the Representatives not later than 10:00 A.M., New York time, on the last business day prior to Closing Time.

                    (c) At Closing Time, the Guarantor will pay or cause to be paid, the compensation payable at closing time to the Underwriters under Section 2(a) by certified or official bank check or checks payable to the order of, or by wire transfer of New York Clearing House or other similar next day funds to an account designated in writing by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               SECTION 3. Covenants of the Company and the Guarantor. Each of the Company and the Guarantor jointly and severally agrees with each Underwriter as follows:

                    (a) The Company and the Guarantor will notify the Representatives immediately, and confirm the notice in writing,
          (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment),
          (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company and the Guarantor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                    (b) The Company and the Guarantor will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company and the Guarantor propose for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), whether pursuant to the 1933 Act, the Exchange Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Underwriters shall object.

                    (c) The Company and the Guarantor will deliver to the Representatives as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Under-writers.

                    (d) The Company and the Guarantor will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the Exchange Act or the respective applicable rules and regulations of the Commission thereunder.

                    (e) If any event shall occur as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company and the Guarantor will forthwith amend or supplement the Prospectus or file such document (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company and the Guarantor will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                    (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; provided, however, that neither the Company nor the Guarantor shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

                    (g) The Guarantor will make generally available to its security holders as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Guarantor's fiscal year) after the close of the period covered thereby, an earnings statement of the Guarantor and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Guarantor's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                    (h) The Company and the Guarantor will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

                    (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company and the Guarantor will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                    (j) The Company and the Guarantor, during the period when the Prospectus is required to be delivered under the 1933 Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

                    (k) The Company and the Guarantor will use its best efforts to effect the listing of the Preferred Securities on the New York Stock Exchange and to cause the Preferred Securities to be registered under the Exchange Act; if the Preferred Securities are exchanged for the Debt Securities, the Guarantor will use its best efforts to effect the listing of the Debt Securities on the same exchange.

                    (l) The Company and the Guarantor have agreed, during the period beginning from the date hereof and continuing to and including the earlier of (i) the date after the Closing Date on which the distribution of the Series A Preferred Securities and the Guarantee ceases, as determined by the Underwriters, or
          (ii) 90 days after the closing date, not to offer, sell, contract to sell, or otherwise dispose of any Series A Preferred Securities, any limited partnership interests of the Company, or any preferred stock or any other securities of the Company or the Guarantor which are substantially similar to the Series A Preferred Securities including the Guarantee, or any securities convertible into or exchangeable for Series A Preferred Securities, limited partnership interests, preferred stock or such substantially similar securities of either the Company or the Guarantor, without the prior written consent of the Underwriters.

               SECTION 4. Payment of Expenses. The Company and the Guarantor jointly and severally agree with the several Underwriters to pay all expenses incident to the performance of their obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, (iv) the fees and disbursements of the Company's and the Guarantor's counsel and accountants, (v) the qualification of the Preferred Securities under securities laws in accordance with the provisions of Section 3(f), including filing fees and the fee and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any Legal Investment Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey and any Legal Investment Survey, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and Debt Securities, (ix) any fees payable in connection with the rating of the Securities and the Debt Securities, (x) the fee of the National Association of Securities Dealers, Inc., (xi) the fees and expenses incurred in connection with the listing of the Preferred Securities on the New York Stock Exchange, (xii) the cost and charges of any transfer agent or registrar and (xiii) the cost of qualifying the Preferred Securities with The Depository Trust Company.

                    If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Sec-tion 9(a)(i), the Company and the Guarantor shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

               SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Guarantor herein contained, to the performance by the Company and the Guarantor of their obligations hereunder, and to the following further conditions:

                    (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the Underwriters; and at Closing Time no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                    (b) At Closing Time the Representatives shall have received:

                         (1) The favorable opinion, dated as of Closing Time, of Daniel L. Schiffer, Esq., Vice President, General Counsel and Secretary of the Guarantor, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                              (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

                             (ii)  The authorized, issued and outstanding
               capital stock of the Guarantor is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to employee benefit plan or dividend reinvestment plan transactions or the exercise of convertible securities and purchases pursuant to the Guarantor's stock purchase program), and the shares of issued and outstanding common stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued general partner interests in the Company have been duly authorized and validly issued and are owned by the Guarantor, free and clear of all liens, encumbrances, equities or claims.

                            (iii) The Partnership Agreement has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                             (iv) The Guarantor Agreements have been duly authorized, executed and delivered by the Guarantor, and the Guarantor Agreements constitute legal, valid and binding obligations of the Guarantor, enforceable in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the Guarantor Agreements conform to the descriptions thereof in the Prospectus; and the Guarantor Agreements are the only instruments comprising the Backup Undertakings relating to the Preferred Securities.

                              (v)  The Indenture has been duly authorized,
               executed and qualified under the 1939 Act and, at the Closing Time will have been duly executed and delivered and will constitute a legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                             (vi)  The Debt Securities are in the form
               contemplated by the Indenture and have been duly authorized, and, when executed and authenticated in the manner provided in the Indenture, and issued and delivered against payment of the purchase price therefor, will constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

                            (vii)  The Indenture conforms and the Debt
               Securities, when duly executed, authenticated, issued and delivered, will conform to the descriptions thereof contained in the Prospectus.

                           (viii)  Each subsidiary of the Guarantor has
               been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge and information, is owned by the Guarantor, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity with the exception of Saginaw Bay Pipeline Company whose stock is pledged under a certain project finance agreement.

                             (ix) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company and the Guarantor.

                              (x)  The Registration Statement is effective
               under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or, to the best of such counsel's knowledge, threatened by the Commission.

                             (xi)  At the time the Registration Statement
               became effective and at the Representation Date, the Registration Statement (other than the financial statements and supporting schedules and other financial or statistical data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                            (xii) The documents incorporated by reference in the Prospectus at the time it was filed or last amended (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the 1933 Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.

                           (xiii) To the best of such counsel's knowledge and information, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company, the Guarantor or any of the Guarantor's subsidiaries is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                            (xiv) The information in the Prospectus under "MCN Corporation", "MCN Michigan Limited Partnership", "Use of Proceeds", "Description of MCN Debt Securities", "Description of MCN Capital Stock", "Description of the MCN Michigan Preferred Securities", "Description of the Guarantee", "Capitalization of MCN at June 30, 1994", "Description of the Series A Preferred Securities", "Description of the Series A Subordinated Debt Securities", and "Effects of Obligations Under the Series A Subordinated Debt Securities and the Guarantee", to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by such counsel and is correct in all material respects.

                             (xv) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to or incorporated by reference in the Registration Statement or to be filed as exhibits thereto other than those described or referred to or incorporated by reference therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

                            (xvi)  No authorization, approval, consent,
               order, registration or qualification of or with any court or governmental authority or agency is required in connection with the issuance and sale of the Securities, the issuance of the Guarantee, the issuance of the Debt Securities or the consummation by the Company and the Guarantor of any transactions contemplated hereby, except such as have been obtained and made under the 1933 Act and the 1933 Act Regulations, the 1939 Act or such as may be required under state securities or Blue Sky laws.

                         (xvii) The issuance and sale by the Company of the Preferred Securities; the execution, delivery and performance by the Company and the Guarantor of this Agree-ment and the Pricing Agreement; the execution, delivery and performance by the Guarantor of the Guarantor Agreements; the execution, delivery and performance by the Guarantor of the Indenture and the issuance and delivery by the Guarantor of the Debt Securities; the performance by the Guarantor of the other Backup Undertakings; the consummation of the transactions contemplated herein and therein; and compliance by the Company and the Guarantor with its obligations hereunder and thereunder have been duly authorized by all necessary actions of the Company and the Guarantor and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Guarantor or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Guarantor or any of its subsidiaries, the Certificate of Limited Partnership of the Company or the Partnership Agreement, or any applicable law, administrative regulation or administrative or court decree.

                          (xviii)  The Company and the Guarantor and its
               subsidiaries possess all licenses, franchises, indeterminate permits, certificates, other permits, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the material properties owned or leased by each of them and for the operation of the business carried on by each of them as described in the Registration Statement and Prospectus with such exceptions as are not material and do not materially interfere with the conduct of the business of the Company and the Guarantor and its subsidiaries considered as one enterprise; all such licenses, franchises, indeterminate permits, certificates, other permits, authorizations, approvals, and consents are in full force and effect and contain no unduly burdensome provisions that would interfere with the conduct of the business of the Company and the Guarantor and its subsidiaries considered as one enterprise and, except as otherwise set forth in the Registration Statement and Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof.

                            (xix)  None of the Company, the Guarantor or
               any of its subsidiaries is an "investment company" or under the "control" of an "investment company" as such terms are defined under the 1940 Act.

                             (xx)  The Guarantor is presently exempt from
               the provisions of the Public Utility Holding Company Act of 1935 (except Section 9 thereof) which would otherwise require it to register thereunder.

                            (xxi)  The Company and the Guarantor are in
               compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

                         (2) The favorable opinion, dated as of Closing Time, of Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                              (i)  The Company has been duly formed and is
               validly existing as a limited partnership in good standing under the laws of the State of Michigan; all filings required under the laws of the State of Michigan with respect to the formation and valid existence of the Company as a limited partnership have been made; and the Company has all necessary partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to execute, deliver and to perform its obligations under this Agreement and the Pricing Agreement.

                             (ii)  The Company is duly qualified as a
               foreign limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required.

                            (iii)  The general and limited partner
               interests in the Company issued to the Guarantor and the Class A Limited Partner (as defined in the Partnership Agreement) have been duly authorized and validly issued.

                             (iv)  The Preferred Securities issued to the
               limited partners of the Company who hold the Preferred Securities (the "Preferred Security Holders") have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and, assuming that the Preferred Security Holders, as limited partners of the Company, do not participate in the control of the business of the Company, are fully paid and non-assessable limited partnership interests in the Company as to which the Preferred Security Holders, as limited partners of the Company, will have no liability in excess of their obligations to make payments provided for in the Partnership Agreement and their share of the Company's assets and undistributed profits; and the Preferred Securities conform to the description thereof contained in the Prospectus.

                              (v)  There are no provisions in the
               Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Preferred Security Holders, as limited partners of the Company, take no action other than actions permitted by the Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Preferred Security Holders, as limited partners of the Company, to be deemed to be participating in the control of the business of the Company.

                             (vi) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered on behalf of the Company by the Guarantor, as general partner of the Company.

                              (vii)  The issuance and sale by the Company
               of the Preferred Securities pursuant to this Agreement and the Pricing Agreement, and the execution, delivery and performance by the Company of this Agreement and the Pricing Agreement will not violate any Michigan statute, rule or regulation, the Certificate of Limited Partnership of the Company or the Partnership Agreement.

                              (viii)     No authorization, approval,
               consent, order, registration or qualification of or with any Michigan court or Michigan governmental agency or body is required as a result of the issuance and sale by the Company of the Preferred Securities pursuant to this Agreement and the Pricing Agreement, the execution, delivery and performance by the Company of this Agreement and the Pricing Agreement or the consummation of the transactions contemplated in this Agreement.

                              (ix)  The information under "MCN Michigan
               Limited Partnership", to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by such counsel and is correct in all material respects.

                              (x)  The Preferred Securities conform to
               the description thereof contained in the Prospectus, and the form of certificate used to evidence the Preferred
               Securities is in proper form and complies with all applicable statutory requirements.

                         (3) The favorable opinion, dated as of Closing Time, of Sidley & Austin, special tax counsel to the Company and the Guarantor, in form and substance satisfactory to counsel for the Underwriters, to the effect that the statements in the Prospectus under the captions "Investment Considerations -- Tax Event Redemption or Distribution" and "United States Federal Income Taxation" have been reviewed by such counsel and, insofar as they constitute legal conclusions or matters of law, fairly summarize the matters referred to therein.

                         (4) The favorable opinion, dated as of Closing Time, of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, with respect to the incorporation of the Guarantor, the organization of the Company, the validity of the Preferred Securities and the related Backup Undertakings, the Registration Statement, the Prospectus and other related matters as you may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                         (5)  In giving their opinions required by
          subsections (b)(1) and (b)(4), respectively, of this Section Daniel L. Schiffer, Esq. and LeBoeuf, Lamb, Greene & MacRae, L.L.P. shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinion, LeBoeuf, Lamb, Greene & MacRae L.L.P. may rely as to matters of Michigan law upon the opinions of Daniel L. Schiffer, Esq. and Dickinson, Wright, Moon, Van Dusen & Freeman, which opinions shall be in form and substance satisfactory to counsel for the Underwriters.

                    (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Guarantor and of the chief financial or chief accounting officer of the Guarantor, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                    (d) At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter dated the Closing Date in form and substance satisfactory to the Representatives, to the effect set forth below and as to such other matters as the Representatives may reasonably request, that:

                         (i)  They are independent certified public
                    accountants with respect to the Guarantor and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations;

                         (ii) In their opinion, the consolidated financial
                    statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the Exchange Act and the related published rules and regulations thereunder; and if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives;

                         (iii) The unaudited selected financial information
                    with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

                         (iv) On the basis of limited procedures, not
                    constituting an audit in accordance with generally accepted auditing standards, including a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available unaudited interim consolidated financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the audited consolidated financial statements set forth in the Guarantor's Annual Report on Form 10-K for the most recent year, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                              (A)  The unaudited consolidated financial
                         statements set forth in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as they apply to Form 10-Q and the Exchange Act Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements set forth in the Guarantor's Annual Report on Form 10-K for the most recent year ended incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented;

                              (B)  any other unaudited income statement
                         data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented;

                              (C)  any unaudited pro forma consolidated
                         condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                              (D)  As of a specified date not more than
                         five days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt including capital lease obligations (except for sinking fund and installment requirements under their long-term debt agreement, terms of the preferred stock of the Company and purchases in the open market in anticipation thereof) or any increase in short-term debt, or any decrease in consolidated common shareholder's equity (other than quarterly dividends declared to stockholders) of the Guarantor and its consolidated subsidiaries, in each case as compared with the corresponding amounts shown in the latest consolidated statement of financial position incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter; and

                              (E)  for the period from the date of the
                         latest consolidated financial statements included or incorporated by reference in the Prospectus to the end of the latest period for which consolidated financial statements are available there were any decreases in consolidated operating revenues, operating income, net income or earnings available for common stock of the Guarantor and its consolidated subsidiaries, or any increases in any items specified by the Representatives, in each case as compared with the corresponding period in the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter.

                              (F)  The unaudited consolidated financial
                         statements referred to in Clause (E) are not stated on a basis substantially consistent with the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented.

                         (v)  In addition to the limited procedures,
                    inspection of minute books, inquiries and other procedures referred to in clause (iii) and (iv) above, they have carried out certain other specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus as amended or supplemented and the Registration Statement, in the Guarantor's Annual Report on Form 10-K for the latest year ended and in the Guarantor's Quarterly Reports on Form 10-Q since the latest Annual Report on Form 10-K and which are specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

                    (e) At Closing Time the Representatives shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time.

                    (f) At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantor in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                    (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Preferred Securities or any of the Guarantor's debt securities or preferred stock (including the Guarantee or any other Backup Undertakings in respect of the Preferred Securities) by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purpose of Rule 436(g)(2) under the 1933 Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Guarantor's debt securities or preferred stock (including the Guarantee or any other Backup Undertakings in respect of the Preferred Securities).

                    (h) At the Closing time, the Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                    If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4.

               SECTION 6. Indemnification. (a) The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                              (i)  against any and all loss, liability,
               claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                             (ii)  against any and all loss, liability,
               claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Guarantor; and

                            (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

          provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or to the Guarantor by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Preferred Securities that are the subject thereof if such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) (in each case exclusive of the documents from which information is incorporated by reference) at or prior to the written confirmation of the sale of such Preferred Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                    (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, the Guarantor, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or to the Guarantor by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                    (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

               SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agree-ment incurred by the Company and Guarantor, on the one hand, and one or more of the Underwriters, on the other hand, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting compensation paid by the Guarantor appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company and the Guarantor are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and the general partner of the Company, each director of the Guarantor, each officer of the Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of
          Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Guarantor.

               SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or con-tained in certificates of officers of the Company and the Guarantor submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Guarantor, and shall survive delivery of the Securities to the Underwriters.

               SECTION 9. Termination of Agreement. (a) The Representa-tives may terminate this Agreement, by notice to the Company and the Guarantor, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business or the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of hostilities or calamity or crisis, the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Securities has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Michigan authorities.

                    (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4.

               SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Preferred Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                    (a) if the number of Defaulted Securities does not exceed 10% of the total number of Preferred Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                    (b) if the number of Defaulted Securities exceeds 10% of the Preferred Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                    No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                    In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

               SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281-1201, attention of Anthony V. Leness, Managing Director; notices to the Company or the Guarantor shall be directed to them at MCN Corporation, 500 Griswold Street, Detroit, Michigan 48226, attention of Daniel L. Schiffer, Vice President, General Counsel and Secretary.

               SECTION 12. Parties. This Agreement and the Pricing Agree-ment shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Guarantor and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Guarantor and their respective successors and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No pur-chaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

               SECTION 13. Governing Law and Time. This Agreement and the Pricing Agreement shall be governed by and construed in accord-ance with the laws of the State of New York applicable to agree-ments made and to be performed in said State. Specified times of day refer to New York City time unless otherwise indicated.

                    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Guarantor in accordance with its terms.


                                             Very truly yours,

                                             MCN MICHIGAN LIMITED
                                             PARTNERSHIP

                                             By:  MCN Corporation,
                                                  as general partner

                                             By
                                               ___________________________
                                               Name:
                                               Title:


                                             MCN CORPORATION

                                             By
                                               ___________________________
                                               Name:
                                               Title:

          CONFIRMED AND ACCEPTED,
            as of the date first above written:

          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
          SMITH BARNEY INC.
          ROBERT W. BAIRD & CO. INCORPORATED
          DEAN WITTER REYNOLDS INC.
          DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
          A.G. EDWARDS & SONS, INC.


          By:  Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated


          By: _____________________________
          Authorized Signatory:


          For themselves and as the Representatives of the several Underwriters named in Schedule A hereto.


                                     SCHEDULE A

                    Name of Underwriter               Number of Shares

           Merrill Lynch, Pierce, Fenner & Smith
                Incorporated . . . . . . . . . .          525,000

           Smith Barney Inc..  . . . . . . . . .          525,000

           Robert W. Baird & Co. Incorporated  .          525,000
           Dean Witter Reynolds Inc. . . . . . .          525,000

           Donaldson, Lufkin & Jenrette
                Securities Corporation . . . . .          525,000
           A.G. Edwards & Sons, Inc. . . . . . .          525,000

           Bear, Stearns & Co. Inc.  . . . . . .           50,000

           Cowen & Company . . . . . . . . . . .           50,000
           CS First Boston Corporation . . . . .           50,000

           Dillon, Read & Co. Inc. . . . . . . .           50,000
           First of Michigan Corporation . . . .           50,000

           Kidder, Peabody & Co. Incorporated  .           50,000

           Ladenburg, Thalmann & Co. Inc.  . . .           50,000
           Legg Mason Wood Walker,
                Incorporated . . . . . . . . . .           50,000

           Lehman Brothers Inc.  . . . . . . . .           50,000
           Oppenheimer & Co., Inc. . . . . . . .           50,000

           PaineWebber Incorporated  . . . . . .           50,000

           Piper Jaffray Inc.  . . . . . . . . .           50,000
           Prudential Securities Incorporated  .           50,000

           Raymond James & Associates, Inc.  . .           50,000
           Roney & Co. . . . . . . . . . . . . .           50,000

           Salomon Brothers Inc. . . . . . . . .           50,000

           Wertheim Schroder & Co.
                Incorporated . . . . . . . . . .           50,000
                                                        _________
           Total . . . . . . . . . . . . . . . .        4,000,000
                                                        _________


                                                                  Exhibit A

                            4,000,000 PREFERRED SECURITIES

                           MCN MICHIGAN LIMITED PARTNERSHIP
                           (A MICHIGAN LIMITED PARTNERSHIP)

                   9 3/8% CUMULATIVE PREFERRED SECURITIES, SERIES A
                 (LIQUIDATION PREFERENCE $25 PER PREFERRED SECURITY)
                                    GUARANTEED BY

                                   MCN CORPORATION
                               (A MICHIGAN CORPORATION)


                                  PRICING AGREEMENT
                                                           October 26, 1994


          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
          SMITH BARNEY INC.
          ROBERT W. BAIRD & CO. INCORPORATED
          DEAN WITTER REYNOLDS INC.
          DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION A.G. EDWARDS & SONS, INC.
            as the Representatives of the several Underwriters c/o MERRILL LYNCH & CO.
          Merrill Lynch, Pierce Fenner & Smith Incorporated Merrill Lynch World Headquarters
          World Financial Center
          New York, New York 10281-1209

          Dear Sirs:

                    Reference is made to the Purchase Agreement, dated October 26, 1994 (the "Purchase Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto of the above 9 3/8% Cumulative Preferred Securities, Series A (liquidation preference $25 per Preferred Security) (the "Preferred Securities"), of MCN Michigan Limited Partnership (the "Company").

                    Pursuant to Section 2 of the Purchase Agreement, the Company and the Guarantor agree with each Underwriter as follows:

                    1. The initial public offering price per Preferred Security shall be $25.00.

                    2. The purchase price per Preferred Security to be paid by the several Underwriters shall be $25.00, being an amount equal to the initial public offering price set forth above.

                    3. The compensation per Preferred Security to be paid by the Guarantor to the several Underwriters in respect of their commitments hereunder shall be $.7875; provided, however, that the compensation per Preferred Security for sales of 10,000 or more Preferred Securities to a single purchaser shall be $.50.

                    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and us in accordance with its terms.


                                   Very truly yours,

                                   MCN MICHIGAN LIMITED PARTNERSHIP

                                   By:  MCN Corporation, as general partner

                                   By:  __________________________________
                                        Name:
                                        Title:

                                   MCN CORPORATION

                                   By:  __________________________________
                                        Name:
                                        Title:

          CONFIRMED AND ACCEPTED,
          as of the date first above written:

          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
          SMITH BARNEY INC.
          ROBERT W. BAIRD & CO. INCORPORATED
          DEAN WITTER REYNOLDS INC.
          DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
          A.G. EDWARDS & SONS, INC.

          By:  Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated


          By:  _______________________________________________
          Authorized Signatory:

          For themselves and as the Representatives of the several Underwriters named in the Purchase Agreement.